UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act Of 1934

July 29, 2005

Date of Report (Date of earliest event reported)

GREEN MOUNTAIN POWER CORPORATION

(Exact name of registrant as specified in its charter)

VERMONT

(State of other jurisdiction of incorporation)

1-8291	03-0127430
(Commission File Number)	(IRS Employer Identification Number)

163 ACORN LANE

COLCHESTER, VT 05446

(Address and zip code of principal executive offices)

(802) 864-5731

(Registrant’s telephone number, including area code)

N/A

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2005, Green Mountain Power Corporation (the “Company”) entered into New Supplemental Retirement Plans with each of Christopher L. Dutton, Robert J. Griffin, Walter S. Oakes, Mary G. Powell and Donald J. Rendall, Jr.

The New Supplemental Retirement Plans are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

The Company’s board of directors and its compensation committee authorized the Company to enter into the New Supplemental Retirement Plans.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description
10.1	New Supplement Retirement Plan with Christopher L. Dutton dated July 29, 2005

10.2	New Supplement Retirement Plan with Robert J. Griffin dated July 29, 2005

10.3	New Supplement Retirement Plan with Walter S. Oakes dated July 29, 2005

10.4	New Supplement Retirement Plan with Mary G. Powell dated July 29, 2005

10.5	New Supplement Retirement Plan with Donald J. Rendall, Jr. dated July 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN MOUNTAIN POWER CORPORATION (Registrant)

By:	/s/ Robert J. Griffin	July 29, 2005
	Robert J. Griffin Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer	Date

EXHIBIT INDEX

Exhibit	Description
10.1	New Supplement Retirement Plan with Christopher L. Dutton dated July 29, 2005

10.2	New Supplement Retirement Plan with Robert J. Griffin dated July 29, 2005

10.3	New Supplement Retirement Plan with Walter S. Oakes dated July 29, 2005

10.4	New Supplement Retirement Plan with Mary G. Powell dated July 29, 2005

10.5	New Supplement Retirement Plan with Donald J. Rendall, Jr. dated July 29, 2005